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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 16, 2006

                                  Arkona, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


             Delaware                      0-24372              33-0611746
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 (State or other jurisdiction            (Commission          (IRS Employer
of incorporation or organization)        File Number)       Identification No.)


10757 South River Front Parkway, Suite 400
             South Jordan, Utah                              84095
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 (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's Telephone Number, Including Area Code: (801) 501-7100


                                      N/A
              (Former name, former address, and formal fiscal year,
                         if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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Item 2.02  Results of Operations and Financial Condition.

         On August 16, 2006, Arkona, Inc. (the "Company") issued a press release entitled "ARKONA Posts First Quarter 2007 Results." The full text of the press release is provided herewith as Exhibit 99.1.

         The information in Item 2.02 of this Report (including exhibit 99.1) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

         (c) Exhibits.

             99.1    Press Release  issued by the Company dated August 16, 2006


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Arkona, Inc.


Dated:  August 16, 2006           By /s/ Alan Rudd
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                                       Alan Rudd
                                       Chief Executive Officer



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